Acquisitions	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisitions	Acquisitions
2024 Acquisition Activity
We did not complete any acquisitions during the year ended December 31, 2024.
2023 Acquisition Activity
We did not complete any acquisitions during the year ended December 31, 2023.
2022 Acquisition Activity
During the year ended December 31, 2022, we completed one business combination, as follows:
Acquisition of Viajanet
On June 1, 2022 (the “Closing Date”), we consummated the acquisition of a 100% equity interest of TVLX Viagens e Turismo S.A. (“Viajanet”), a company organized under the laws of Brazil (the “Viajanet Acquisition”), pursuant to a Share Purchase Agreement dated May 5, 2022 (the “Acquisition Agreement”). Viajanet is an online travel agency primarily focused on air travel in Brazil.
The purchase price was fixed at $13,971 after net debt and working capital adjustments, of which $9,355 was paid on June 30, 2022 and the remaining amount will be payable in June 2025.
Under the Acquisition Agreement, the sellers contractually agreed to indemnify us for certain contingent matters up to $20.0 million. We recognized and measured the seller indemnification based on the same basis as the indemnified items. Changes in the amount recognized for the seller indemnification which are not the result of qualifying measurement-period adjustments, are recognized in earnings in the same period as changes in the indemnified items are recognized.
We allocated the purchase price to identifiable tangible and intangible assets acquired and liabilities assumed based on their estimated fair values at acquisition date. The estimated fair value of assets acquired and liabilities assumed was determined with the assistance of a third-party valuer. Goodwill was recognized as the excess of the aggregate of the fair values of consideration transferred over the fair value of assets acquired and liabilities assumed.
The purchase price allocation at the acquisition date was as follows:

Consideration:
Purchase price paid on June 1, 2022	$9,355
Fair value of deferred purchase price	4,616
Total consideration as of acquisition date	$13,971
Recognized amounts of assets acquired and liabilities assumed:
Cash and cash equivalents and restricted cash	$2,337
Trade accounts receivable	1,004
Intangible assets	7,868
Property and equipment	769
Seller indemnification	7,956
Other assets	1,070
Total assets acquired	$21,004
Accounts payable and accrued expenses	$2,054
Travel accounts payable	6,861
Contingent liabilities	8,139
Deferred tax liabilities	2,212
Other liabilities	490
Total liabilities assumed	$19,756
Total net assets acquired	$1,248
Goodwill	$12,723
Intangible assets acquired consisted of the following:

	Amount	Estimated useful life (in years)
Trademarks and domains	$4,601	20
Developed technology	2,165	3
Customer relationships	800	1
Domains	302	20
Total intangible assets acquired	$7,868
The useful lives of the intangible assets for amortization purposes were determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors including legal, regulatory, contractual, competitive, economic, or other factors that may limit the useful life of intangible assets.
We used an income approach to measure the fair value of trademarks based on the relief-from-royalty method. The relief-from-royalty valuation method estimates the benefit of ownership of the intangible asset as the “relief” from the royalty expense that would need to be incurred in absence of ownership.
We used a market approach to measure the fair value of domains.
We used a cost approach to measure the fair value of developed technology based on the reproduction cost method, adjusted by a functional obsolescence factor. An additional cross-check analysis based on income approach has also been performed.
We used a replacement cost method to measure the fair value of licenses.
We used an income approach to measure the fair value of customer relationships based on the Multi-Period Excess Earnings Method. The excess earnings look at projected discounted cash flows of the customer relationships, considering estimated attrition rates. These fair value measurements were based on significant inputs not observable in the market and thus represent Level 3 measurements under the fair value hierarchy.

All other net tangible assets were valued at their respective carrying amounts, as we believe that these amounts approximate their current fair values.
Goodwill was primarily attributable to the synergistic value created from the opportunity for additional expansion in Brazil and is non-deductible for tax purposes.
We incurred $390 of acquisition-related expenses which were included in “General and administrative” expenses in our consolidated statements of operations for the year ended December 31, 2022. As from August, 2022, we fully integrated Viajanet’s operations into our platform and we merged this company on January 1, 2023 with and into Decolar, our existing subsidiary in Brazil
The following table summarizes the revenue and net loss (including purchase accounting amortization and the impact of intercompany eliminations) of Viajanet included in our consolidated statements of operations for the year ended December 31, 2022 since June 1, 2022, the date of acquisition:

Period from the date of acquisition to December 31, 2022
Revenue	$3,658
Net loss	$(3,968)

The following pro forma summary presents certain consolidated information as if the Viajanet Acquisition occurred on January 1, 2021:

	For the year ended December 31,
	2023	2022
Revenue	$541,949	$330,668
Net loss	$(77,975)	$(110,048)
These pro forma results include adjustments for purposes of consolidating the historical financial results of Viajanet for the periods indicated. These pro forma results also include $134 and $268 for the years ended December 31, 2022 and 2021, respectively, to reflect the incremental depreciation and amortization as a result of recording assets at fair value. These pro forma results do not represent results that would have been realized had the acquisition actually occurred on January 1, 2021, nor are they intended to be a projection of future results.